兴业银行
保证合同

编　号：合同 兴银列东保字2002002026号

债 权 人：兴业银行股份有限公司三明列东支行

通讯地址：三明市物资大厦一楼

邮政编码：365000　电传：

联系电话：8268957　传真：

保 证 人：三明华健生物工程有限公司

通讯地址：三明市三元区工业开发区[illegible]小区内

邮政编码：365001　电传：

联系电话：8523617　传真：

签订地点：三明市梅列区

保证人为债权人给予三明市万兴经贸有限公司（以下简称债务人）融资服务提供担保。为明确责任、恪守信用，双方经协商，订立本合同以兹共同遵守。

第一条　定义与解释

除本合同另有约定外，则：

1、本合同所称“融资”是指债权人依据主合同的约定为债务人提供的贷款、押汇、承兑、贴现及其他金融服务。

2、主合同的定义与解释均适用于本合同。

第二条　主合同的基本内容

本合同担保的主合同基本内容为：

（一）合同名称：《兴业银行承兑协议》

（二）合同编号：兴银列东2007010121号

（三）融资种类：银行承兑汇票　币种：人民币

（四）融资数额：贰佰万元整　利率：／

（五）主债务履行期限：2007年08月21日至2007年12月21日

第三条　保证范围

本合同项下的保证范围为债务人依照主合同应返还债权人的主债权、利息（含罚息）、违约金、损害赔偿金、债权人实现债权的费用等。债权人实现债权的费用均包括但不限于诉讼费用、财产保全费、申请执行费、律师代理费、办案费用、公告费、评估费、拍卖费等。

第四条　保证责任

一、保证人在本合同项下承担连带保证责任。

二、主债务履行期届满，债务人未按主合同约定按期还款付息的，

保证人依约承担连带清偿责任。

三、主债务履行期间，债权人依照主合同约定，宣布主债务履行期提前届满的，保证人对提前到期的主债务承担连带清偿责任。

第五条　保证期间

保证期间为主债务履行期届满之日起两年。债权人按照主合同或本合同的约定提前收贷等情况下主债务履行期提前届满时，保证期间相应提前。

如主债权为分期偿还的，每期债权保证期间也分期计算，保证人在每期债权到期之日起两年内承担保证责任。

第六条　见索即付

保证人保证，保证人在本保证合同项下的债务均为见索即付，即只要债权人向保证人提交列明保证合同号与主债务金额的债务催收通知文书，保证人应当在收到之日立即履行清偿责任。

第七条　声明与保证

一、保证人在此向债权人声明：

（一）本保证人向债权人提供的所有文件、资料、报表和凭证等是准确、真实、完整和有效的。

（二）本保证人未隐瞒任何已发生或即将发生的有可能使债权人不接受其为保证人的下列事件：

1、与保证人或其主要领导人有牵连的重大违纪、违法或被索赔事件；

2、未结案的诉讼、仲裁事件；

3、保证人承担的各类债务、或有负债或向第三人提供的保证、抵

（质）押担保；

4、保证人在与债权人或其他任何债权人的合同项下所发生的违约事件；

5、其他影响保证人财务状况或担保能力的情况。

二、保证人在此向贷款人保证：

（一）当主债务人未依约履行债务时，无论贷款人对主合同项下的债权是否拥有其他担保（包括但不限于保证、抵押、质押、保函、备用证及其他任何形式的担保方式），贷款人均有权直接要求保证人承担担保合同项下全部担保责任，而无须先行使其他担保权力。

（二）保证人履行了保证责任后，在不影响债务人今后偿还债务的前提下，有权向债务人追偿款项。但如果债务人同时面临保证人的追偿和债权人在主合同项下的任何支付要求，保证人同意债务人优先偿付其对债权人的债务。

（三）如果债务人与保证人已经或将要就本合同项下的担保义务签订反担保合同，则该反担保合同不得在法律或事实上损害债权人在本保证合同项下享受的任何权利。

（四）在本合同项下全部义务履行完毕之前，保证人如进行任何产权变动或经营方式调整（包括但不限于与外商、港澳台商签订合资、合作合同；撤销、关闭、停产、转产、变更；分立、合并、兼并、被兼并；重组、组建或改建为股份制公司、投资公司；以房屋、机器、设备等固定资产或商标、专利、专有技术、土地使用权等无形资产入股或投资于股份公司，以租赁、承包、联营、托管等方式进行产权、经营权的交易；进行其他任何机构变更或改变经营性质），保证事先提前一

个月书面通知债权人。如债权人要求追加或更换担保方式和主体，保证人保证落实为债权人所接受的新的担保方式和主体。

（五）保证人对在本合同项下及与债权人任何部门或机构、其他银行、非银行金融机构或单位签订的合同、担保合同或其他合同项下所发生的违约事件，保证立即以书面形式通知债权人。

（六）保证人如在国家工商行政管理部门或国家其他有关部门进行任何设立、变更或注销登记，保证立即将有关登记副本送达债权人。

（七）保证期间内，保证人保证不以任何方式转移、隐匿财产，或放弃、消极行使债权。

第八条 违约责任

一、保证人发生下列任一情形，即构成违约：

（一）未履行本合同第七条所作的声明与保证；

（二）违反本合同的其他条款。

二、保证人违约，债权人有权采取下列一项或几项措施，同时保证人在此不可撤销地授权债权人无须经过法律程序有权行使本款第六项措施：

（一）限期纠正违约；

（二）宣布主债务履行期提前届满，要求保证人承担连带清偿责任；

（三）要求保证人支付主债权金额百分之壹拾的违约金；

（四）要求保证人赔偿违约金数额不足以弥补的实际损失；

（五）依法撤销保证人损害债权人利益的行为；

（六）扣划保证人任何帐户的款项以偿还担保范围内的债务；

（七）以法律手段追究保证人违约责任。

三、如保证人经营状况恶化，或丧失商业信誉，或因保证人以外的其他因素导致可能丧失保证能力的其他情形，债权人有权宣布主债务提前到期，要求保证人立即承担连带保证责任。

第九条　独立保证

一、本保证合同所设立的担保具有独立性，无论何种情况，本保证合同将不因其所担保的主合同的无效而无效。

二、债权人、债务人协议修改、补充主合同的，无须征得保证人同意，保证人在本合同项下所承担的义务不变。

三、如债务人违反主合同的约定（包括但不限于债务人未按主合同约定使用融资资金），均不影响保证人的保证责任，保证人不以此为由要求减轻或免除保证责任。

第十条　义务的履行及权利的放弃

一、保证人在本合同项下的义务具有独立性，不受本合同任何一方与第三人之间关系的影响，但本合同另有约定的除外。

二、债权人给予保证人的任何宽容、宽限、优惠或延缓行使本合同项下的任何权利，均不影响、损害或限制债权人依本合同和法律法规而享有的一切权益，不应视为债权人对本合同项下权利、权益的放弃，也不影响保证人在本合同项下的任何义务。

第十一条　通知

一、本保证合同项下的任何通知或各种通讯联系均应以书面形式按本合同封面记载的地址、电传号或其他联系方法送达对方。

二、如本合同任何一方的上述联系方法发生变化，应立即通知对

方。

三、任何通知或各种通讯联系只要按照上述地址（地址变更的，则按变更后的地址）发送，即应视作在下列日期被送达。

（一）如果是信函，则为挂号发出后5个工作日；

（二）如果是电传，则为收到对方确认回号之日；

（三）如果派人专程送达，则为收件人签收之日。

第十二条　管辖

本合同的订立、效力、解释、履行及争议的解决均适用中华人民共和国法律。在合同履行期间，凡因履行本合同所发生的或与本合同有关的一切争议、纠纷，双方应通过友好协商解决，或依法直接向债权人所在地人民法院起诉。

第十三条　合同的有效期

本合同在债权人和保证人双方有权人签章并加盖公章后生效，如债权人要求对合同进行公证的，则本合同在公证手续依法办理完毕后生效。

本合同至保证人担保的全部债务清偿完毕后失效。

第十四条　文本

本合同正本壹式 叁 份，债权人、保证人及公证机关各执壹份，副本根据需要增订。

第十五条　补充条款：

债权

保

债权人（公章）：　　　　法定代表人或代理人（签章）：

朱捷

2007 年 02 月 21 日

保证人（公章）：　　　　法定代表人或代理人（签章）：

赵敏

2007 年 02 月 21 日